Subsequent Events	6 Months Ended
Sep. 30, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

Note 20 — SUBSEQUENT EVENTS

The Company evaluated all events and transactions that from September 30, 2024 up through March 27, 2025 which is the date that these unaudited interim condensed consolidated financial statements are available to be issued, there were no other any material subsequent events that require disclosure in these unaudited interim condensed consolidated financial statements except below:

On December 12, 2024, the Company entered into a sales and purchase agreement to purchase a property at 2 Tampines North Drive 4 #02-04 Tampines Connection Singapore 529434 at a purchase price of S$1,311,000 from a third party. The construction of the property is expected to be completed by 2028.